Exhibit 99.1

Mars Acquisition Corp. (Nasdaq: MARX) ScanTech Identification Beam Systems, LLC Critical Infrastructure Security Powered by Artificial Intelligence page 1

WHAT WE DO ScanTech develops systems, software and artificial intelligence that aim to protect the world’s most sensitive security checkpoints page 2 MJ0

WHY WE DO IT page 3 Global security technology infrastructure is ripe for innovation and vulnerable to 21 st century threatsMJ0

ScanTech Has Developed Unique Technology

ScanTech Identification Beam Systems (the "Company") has spent the last decade developing the most advanced logistics screening technology in the world and expects product commercialization in 2024.

DIFFERENTIATED ALGORITHMIC ARTIFICIAL INTELLIGENCE	• **Developed 'Fixed-Gantry' CT checkpoint system; company believes will** lead to significant improvements in cost and operational efficiencies. • **Invented Ray-Trace Biopsy**-an innovative next generation technology that improves the automated identification and detection of explosive threats. • Developed a core algorithmic Artificial Intelligence (AI) platform that leverages machine learning for continual performance improvement.
TECHNOLOGY VALIDATION AND STRONG IP POSITION	• Technology effectiveness has been **verified through regulatory certifications in the US** and real-world use cases. • **Successful Tier 2 Explosive Detection and Underwriter's Laboratory certification and airport operational testing at Phil. & San Diego Intl Airports.** • **Certification testing is underway for TSA APSS 6.2 Explosive Detection in the US and ECAC EDSCG C3 Explosive Detection** in Europe. • Valuable intellectual property is **protected by eight (8) patents**, with additional provisional patent developments underway.
DEMAND MARKET TODAY	• TSA's recent mandate for 100% air cargo inspections in the U.S. creates immediate market for efficient, affordable and reliable technology. • Global airport security market is **expected to reach $23.8 billion by 2027**[1], with substantial infrastructure development and globalization tailwinds. • Immediate need for opioid and dangerous substance detection at governmental and commercial points of entry. • Many other markets such as energy facilities, government and commercial buildings, stadiums, hotels and correction facilities.
MULTIPLE POTENTIAL REVENUE STREAMS	• Fixed-gantry technology has lower comparable component costs which we expect to provide for strong gross profit margins for scanner sales. • Business model provides for expected high margin recurring revenue stream in addition to individual unit sales. • Annual maintenance contracts are expected high multiple, high margin sources of recurring long-term revenue.
STRONG AND EXPERIENCED MANAGEMENT	• Led by a diverse and multi-faceted group of professionals that includes **former CEOs of corporations, industry leaders and scientists.** • Leadership team has **deep expertise** in areas of Computed Tomography and Transmission X-ray inspection scanning applications.

1. Markets and Research Global Airport Security Report 2023

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Significant Competitive Advantages

The Company has invested more than $60 million into the development of its proprietary technology which the Company believes has distinct competitive advantages.

FIXED-GANTRY DESIGN

- Only 'Fixed-Gantry' CT manufacturer in TSA's Checkpoint Property Scanning System (CPSS) qualification program
- 'Fixed-Gantry' CT technology has been tested and certified to TSA's Advanced Technology (AT) Tier 2 explosive detection standard
- 'Fixed-Gantry' design has substantially lower component costs versus rotating-gantry scanners

MULTIPLE PLANES

- Four (4) integrated and interlaced projections provide four independent and unobstructed views of target contents
- The three (3) inspection axes created provide superior X-ray interrogation and material discrimination vs conventional single-slice CT systems

HIGH THROUGHPUT

- ScanTech can process 400-800 bins per hour compared to competition's limited 170 per hour[1]
- Belt speed is not limited by rotating-gantry speed

MODULAR DESIGN

- Modular scalable design enables seamless replacement of core components, facilitating efficient maintenance and system upgrades to incorporate component advances and higher X-ray energy / flux ratings

UNIVERSAL COMPATIBILITY

- ScanTech's Fixed-Gantry CT systems will be compatible at every airport and commercial facility because they utilize standard 120-240VAC single phase electrical service and do not require infrastructure upgrades prior to installation

REDUCED MAINTENANCE

- Fixed-Gantry CT design eliminates the traditional wear and tear associated with rotating-gantry machines, reducing operating & maintenance costs resulting in minimal downtime

EASE OF INSTALLATION

- Out-of-box, plug-and-play capability allows for same-day installation

1. OIG Report 21-69 September 23, 2021

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Sentinel Artificial Intelligence: How it Works

Virtual Sentinel, ScanTech's proprietary AI application, utilizes an algorithm that creates synthetic data indistinguishable from actual scans. Machine learning processes real world and synthetic data to create vastly improved outcomes.

Virtual Sentinel CT Scanner model replicates real-world system architecture, parameters, and performance.

Virtual Sentinel Model & *Synthetic* Data accurately replicate material and configuration scenarios not captured during live data collection contributing to superior algorithm development and associated upgrades.

Proprietary *AI Physics-Based Models & Synthetic Data* created synthetic explosives, threats and items of interest, opioids, synthetic bags, parcels, packages and concealment items.

Content Segmentation & Target Area Selection Algorithms significantly improved with Artificial Intelligence derived predictions.

Performance of Virtual Sentinel and Synthetic data indistinguishable from live scans.

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Proprietary Algorithmic Artificial Intelligence Applications

Machine learning and AI applications are an important feature of ScanTech's technology. The software provides for a shortened technology upgrade cycle, combined with software "push" features; such as when new threats are identified and need to be embedded in the algorithm.

ScanTech's proprietary algorithms – its critical trade secret – receive and process scanning information faster than the rest of the industry

The algorithms use computer tomography to calculate voxels (like pixels) to produce highly accurate density diagnostics

Embedded into the proprietary algorithms is machine learning that improves the diagnostics as it continues to identify more objects and collects more data

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Experienced Management Team



Dolan P. Falconer, Jr.
President & CEO

- Co-founded ScanTech Holdings and launched ScanTech Identification Beam Systems in 2011
- 25+ years of experience in management of nuclear engineering projects for private industry and government

Marion I. "Rocky" Starns IV
CTO & EVP

- Leadership and entrepreneurial experience in two Fortune 50 corporations and in privately held companies
- 30+ years of experience in engineering and manufacturing

DeMeakey Williams
Executive Advisor, Global Sales & Marketing

- Formerly the Director of US Sales for Smith's Detection
- 15+ years of marketing and sales experience with security technology, healthcare and pharmaceuticals

Dr. Christopher Green
VP of Engineering

- Develops and optimizes proprietary algorithms associated with threat detection
- Led the Company's effort to design pneumatic and mechanical systems for high energy e-beam accelerator products

Dr. Alfred Forbes IV
VP of Science & Technology

- Serves as the Company's lead scientist
- Led several research programs involving low and high-energy X-rays for security applications for airport, border and port security

Employee Snapshot

Headquarters:
Buford, GA

Employees:
18 Full-time

Expert Team:
5-person executive team
10 dedicated scientists and engineers
1 Sales & Marketing advisor (consultant) with experience in security technology sales

1.
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Board of Directors with Unique Expertise ScanTech has engaged an experienced group of Key Advisors to guide the company. *The Company expects that its post business combination board will differ from the current board. page 9 John Redmond, Chairman Four decades prominent real estate developer Critical investor in company for past decade Dolan Falconer, Director Key founder and CEO Responsible for day to day operations, strategic direction and customer activity Benjamin R. DeCosta , Director Three decades senior airport executive Former GM at Newark Intl Airport; Atlanta Hartsfield Intl Airport Board of Directors of multiple airport industry organizations W. Ralph Basham, Director Distinguished 50 year career in government service Former TSA Chief of Staff, Director of the USSS, Commissioner of US CBP William Aldridge, Director 40 year leadership career in cargo and logistics industry Allport Cargo Services, Kuehne + Nagel, APL Logistics Michael McGarrity, Director 40 years global security leadership Former Asst Dir, FBI counterterrorism; SAIC, FBI NY Global Guardian, Capital One Robert E. Perez, Director 30 years customs, border protection Globally recognized expert in national defense Former Deputy Commissioner, US CBP MJ0

Mars Acquisition Corp. Summary 1. page 10 Karl Brenza CEO, CFO, Director ▪ 25+ years of capital markets, investment banking and SPACs ▪ Expertise in financial controls, restructurings, Initial Public Offerings, and small cap sector Stephen Smith Mars Acquisition Corp. (Nasdaq: MARX) is a publicly - listed special purpose acquisition company with approximately $ 71 M cash in trust. ▪ CEO has 25+ years’ experience in capital markets, financial structuring and SPACs ▪ Mr. Brenza has completed vast array of transactions in the areas of strategic advisory assignments, mergers, acquisitions, reverse merger transactions, IPOs, follow - on offerings, SPACs, PIPEs, fairness opinions and private financings ▪ Mr. Brenza was involved with some of the earliest blank check companies and has completed numerous SPAC transactions ▪ Mars’ board of directors brings expertise in public capital markets and IPOs ▪ Mars’ management and board has several decades of experience in technology investing, building and capitalizing companies, and IPOs Selected Experience : Mars was founded by an experienced capital markets operator to execute a SPAC IPO with a high growth technology company partn er.

The aftermath of COVID - 19 has been a wakeup call to global government agencies to accelerate the pace of new technology adoption across both digital and land - based checkpoints. TSA has already begun replacing the majority of its scanning technology in every US airport , a process that has been accelerated by increased threat assessments. M ar k et Opportunity 2 Global Threat Levels are Rising Faster than Technology 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 TSA Found Record Number of Handguns in 2022 Both governmental and private sector organizations are utilizing technology and resources that is outdated for appropriately cou nteracting physical security threats. USA Europe Rest of World Global Regulatory Demand Curve: US, then Europe, then Rest of World page 11 Source: TSA Report December 2022. MJ0 MJ1 MJ2

Private sector organizations characterize physical security as “Mission Critical” and are allocating more budget, time and re sou rces to securing the workplace, including both adding and upgrading scanning technologies. M ar k et Opportunity 2 Private Sector Prioritizing Physical Security 54% 25% 24% 67% 36% 40% 0% 10% 20% 30% 40% 50% 60% 70% 80% Access Control Security & Operations Perimeter Protection % of Companies 2022 2023 57% 58% 59% 72% 69% 85% 73% 0% 15% 30% 45% 60% 75% 90% % of Companies # Employees Physical Security is Mission Critical to Organization Top Physical Security Investment Areas 58% 58 % of global companies are spending more on physical security in 2023 vs . 2022 . 65% 65 % of senior management of global companies report an increase in the number of security threats faced by private organizations . page 12 Source: Global Guardian 2022 Safety and Security Survey; Genetec State of Physical Security 2022 Survey. More than two thirds of companies with 1 , 000 + employees say physical security is “Mission Critical” Access control applications is the highest planned investment area for physical security .

Governments and Private Sector Both Pushing Demand Growth Source: Polaris Market Research 2022; Mordor Intelligence 2023. Both governments and private sector organizations are accelerating infrastructure security expenditure in the wake of enhance d c ybersecurity and physical security threats. 7.1 9.8 0 2 4 6 8 10 12 2023 2028 Global Security Screening Market ($Bn) 132.4 177.3 0 50 100 150 200 2021 2030 Global Infrastructure Protection Market ($Bn) page 13 The global security screening market is expected to reach approximately $ 10 billion by 2028 , growing at approximately 7 % per year . The global infrastructure protection market is expected to reach $ 177 billion by 2030 and includes ports, industry, energy, defense, financial institutions, transportation and logistics, and other key market segments specifically targeted by ScanTech . MJ0

More than a Decade of Development Founding and Development Licen si n g a n d P r oof of Con c ept Certification and Market Entry 2014 Lawrence Livermore National Laboratory confirmed the effectiveness of SENTINEL CT’s Fixed - Gantry CT explosive detection 2016 • TSA accepts Sentinel III ATX system for Tier II readiness testing 2017 TSA accepts Sentinel IV ATX for testing and evaluation for QPX listng 2018 Sentinel ATCT successfully passes TSA AT - 2 Tier II Certification Test and TSA purchases two Sentinel systems for testing at PHL and SAN airports 2019 Extended CRADA with TSA for APSS (Accessible Property Screening System) 6.2 Readiness Assistance & Testing, TSA’s explosive detection standard that replaces the current Tier 2 Standard for aviation security 2020 Submitted bid and competed for CPSS Window 1, Increment 1 for Mid - sized CT systems 2021 C ertification efforts resume for APSS 6.2 and ECAC (European Civil Aviation Command) EDSCG C3 201 3 Transportation Security Laboratory accepts Sentinel III for Advanced Technology Evaluation 2012 Sentinel III certified for baggage scanning by Underwriters Laboratory for 2011 S c anTe c h I den ti f i ca tion Beam Systems, LLC founded and initial Sentinel design commenced 202 2 Initiate ECAC EDSCB data collection @ ICT in Germany ScanTech has invested ten years of research, development and regulatory certification to commercialize its ‘Fixed - Gantry’ CT technology page 14 202 3 Company signs first international distribution agreement Definitive Merger Agreement with Mars Acquisition Corp. MJ0 MJ1

Robust Patent Portfolio and Trade Secrets Driving Adoption

ScanTech believes its patents offer significant intellectual property protection and ensure regulatory compliance in all target markets. The Company believes its patent portfolio creates the most advanced diagnostic imaging available.

Existing patents offer significant protection with an additional patent pending to further increase defenses

Eight (8) patents granted and one provisional Patent being refiled

$60 million invested into prototyping, developing and testing

May 2003	Cargo Inspection Apparatus and Process
October 2006	System for Alternatively Pulsing Energy of Accelerated Electrons Bombarding a Conversion Target
January 2007	Non-Intrusive Inspection Systems for Large Container
April 2007	Multi-Section Particle Accelerator with Control Beam
April 2007	Particle Accelerator Having Wide-Energy Control Range
August 2007	Standing Wave Electron Linear Accelerator
May 2011	Radiation System
April 2016	Four Place X-ray Inspection System[1]

1. Updated Provisional Being Refiled

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Key Differentiation — Fixed-Gantry vs. Rotating-Gantry CT

Fixed-Gantry CT technology provides the greatest performance and estimated minimized total cost of ownership.

ScanTech's Fixed-Gantry CT Technology



Exit
45° source
Top source
Entrance
45° source
Side source
module centers

Fixed-Gantry: Faster, More Durable, Lower TCO

- Fixed-Gantry CT scanners remain static as objects are processed through them via conveyor belt
- **Throughput is only limited by computing power**
- Utilizes 120VAC single phase electrical service, enabling **universal compatibility at global facilities**
- Fixed-Gantry CT four-plane architecture provides **3D images**
- Lack of mechanical motion **increases reliability** and **minimizes maintenance expense**

Rotating Gantry: Slower, Higher Maintenance, Higher TCO

- Developed in 1972 for medical use
- **Throughput is severely limited** — to increase throughput, rotational speed must increase
- Intense rotation **requires reinforcement** of the floor
- High rotational speeds can cause **data loss** and pose **safety risks**
- Moving parts require **frequent downtime and high maintenance costs**

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Global Customer Opportunity

ScanTech's potential customer market is massive – millions of global ports of entry and logistics hubs, many multiples of that in the form of scanning equipment.

ScanTech's technology is an innovative platform for protecting the critical infrastructure of both private enterprise – logistics companies, e-commerce, real estate, energy, hospitality, and others – and governmental agencies and worldwide airports.



Governmental Agencies
Airports
Sea Ports
Border Crossings
Prisons
Postal Services
ScanTech
Private Sector
Parcel Carriers
Real Estate
Sports
Energy
Hotels
Cargo

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• The program anticipates the need for over 2,400 CT systems, which the TSA intends to allocate across multiple vendor s. • TSA has publicly announced their intention to purchase units from all five firms selected under CPSS . • ScanTech anticipates placement on the CPSS qualified products list in 2024. • Fielded systems are encountering significant difficulty as detailed in OIG report TSA is Currently Replacing Scanning Infrastructure 1. 2. TSA website - provided statistics DHS OIG report Average Daily TSA Passenger Volume 1 200 800 Legacy AT Systems CPSS Requirement F i eld e d C PSS Systems ScanTech Bags per hour 17 0 2 4x i m p r ovem e n t vs. requirement 30 0 The CPSS program is a system - wide $1.2 billion recapitalization of TSA’s security checkpoints with multiple award periods betwee n 2021 and 2025. In addition, on February 27, 2023, the United States government allocated $1 billion directly to airports to fund upgr ade s of facilities and security, specifically including checkpoints. page 18 Throughput Comparison 2.31 0.9 1.6 2.1 2019 2020 2021 2022 MJ0

Critical Approvals and Certifications

ScanTech's Sentinel scanner is certified in key global aviation markets and is pending final approval for Europe (ECAC).

US

Tier 2 EDS – Complete

APSS 6.2 – In process

TSA is defining the future for checkpoint screening standards for carry-on baggage with its APSS 6.2 certification, which is expected to replace the current Tier 2 standard

ScanTech is actively working with TSA to secure APSS 6.2 certification

Europe

ECAC EDSCB C3 - Pending

ECAC is the regulatory body in Europe and has defined new standards of cabin baggage inspection

ECAC is conducting qualification testing of technologies for cabin baggage standards C1 to C3

ScanTech has begun EDSCB qualification testing at the ICT Fraunhofer laboratory in Germany

ScanTech expects to secure ECAC EDSCB C3 certification in 2024

Rest of World

Tier 2 EDS - Complete

Tier 2 EDS standard is viewed as a seal of approval for rest of world markets

ScanTech is already Tier 2 and UL certified, and is currently in negotiations with Ecuador, Australia, Qatar, Indonesia, Kuwait and Israel for deployment of SENTINEL CT systems

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ScanTech ’s Technology is Field - Proven In 2018 and 2019, ScanTech’s Sentinel system was deployed at San Diego and Philadelphia airports in real - world field testing, which resulted in passenger screening 4x faster than traditional scanners and 3x faster than the nearest next - generation competition. TSA deployed and managed Sentinel for domestic and international flight carry on baggage Bags were processed and screened fully without removing liquids, laptops and other items Operated fully by TSA at Delta terminal at Philadelphia International Airport and San Diego International Airport page 20

Freight forwarders are quickly following aviation regulators in implementing improved scanning equipment. Parcel & Air Cargo Near - Term Private Sector Opportunity page 21

Commercial Infrastructure Requires Security Enhancement 238 stadiums in the US with at least 20,000 person capacity Convention Centers 344 convention centers 5 in the US with at least 25,000 Sq. ft. Train Stations 526 train stations 7 in the US served by Amtrak 1. 2. 3. Cargo 827 million twenty - foot equivalent units 4 transported globally at ports Logistics 131 billion - unit 3 global parcel volume, projected to double by 2026 7. US Bureau of Transportation Statistics US GSA 3. Marketsandresearch.biz 5. Pitney Bowes 6. Statista Cvent Outdoor Media Buyers Millions of square feet of commercial infrastructure, entertainment facilities, schools, sports stadiums and other highly tra ffi cked venues require physical security enhancements. Sports Stadiums page 22 Energy 62,500 power plants globally 8 8 . EIA MJ0

Potential Growth Verticals

Management anticipates demand drivers from the deployment of new security enhancements at critical infrastructure and a push to improve tracking of fentanyl through packages and borders, for which ScanTech is well positioned.

New Private Sector Deployment	Management believes near-term demand opportunities exist in the replacement cycle for scanning equipment in infrastructure facilities.
Incremental Global Unit Sales re: Fentanyl Monitoring	The Customs and Border Patrol and private enterprise are pushing hard for enhanced monitoring specifically for Fentanyl tracking.
Data Capture and Monetization	With scalability also comes the ability to monetize data capture.

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Multiple Strategies to Fuel Growth

ScanTech is at the precipice of multiple global opportunities.

**Exploitation of new opportunities requires capital. Please see our disclosures for more information regarding the Company's capital position and associated risks.*

1 Enhance Sales and Marketing

- ScanTech has contracted with the former Director of North American Sales for Smiths Detection to advise and build out its sales division
- Hire additional sales and business development personnel
- Participate in tradeshows, industry publications and build a significant digital presence

2 Qualify for TSA CPSS Acquisition

- Complete certification to TSA's APSS 6.2 Explosive Detection Standard and compete for lucrative U.S. aviation market
- As a standalone, pursue a TSA small business set-aside contract to ease market entry barriers
- Lobby Congress and TSA to deploy Fixed-Gantry CT at small and regional airports
- Prepare for large contract award by expanding the Company's capabilities and increasing resources

3 Access Global Markets

- Enter ECAC recapitalization program intended to replace thousands underperforming systems
- Execute international sales pipeline opportunities (Jamaica, Brazil, Ecuador, Kuwait, Taiwan)
- Pursue other emerging markets with high growth in security spending

4 Build Strategic Alliances

- Pursue joint ventures with commercial infrastructure clients to offer customers bundled solutions
- Develop partnerships with governmental agencies to expedite market entry
- License technology for use in emerging markets
- Negotiate supply chain agreements to further reduce costs

5 Enter Adjacent Markets

- Capitalize on commercial infrastructure markets where legislation mandates screening (government buildings, public venues, etc.)
- Penetrate what we believe is a significant untapped package scanning market
- Continue development of high-energy X-ray inspection systems for cargo market applications

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Transaction Summary

($ and share counts in millions, except per share data)

KEY TRANSACTION TERMS

- Total pro forma enterprise value of approximately $151 million[1] with proceeds to fund new growth opportunities.
- Existing ScanTech shareholders and management are rolling 100% of their equity.
- Management will receive 1 million new additional shares in the form of an earnout based on specified targets.
- Mars Sponsor's, ScanTech management and 5% ScanTech holders subject to lock-up restrictions.

PRO FORMA VALUATION

	No Redemptions	80% Redemptions
Total Shares Outstanding[2]	19.7	14.2
Illustrative Price per Share	$10.00	$10.00
Equity Value	**$197**	**$142**
Plus: ScanTech Debt[3]	20	20
Less: Cash	(66)	(10)
Total Enterprise Value	151	152

SOURCES AND USES

		No Redemptions	80% Redemptions
SOURCES	ScanTech Rollover Equity	$90	$90
	Mars Cash in Trust	70	14
	Mars Consolidated Equity	38	38
	Total Sources	**$199**	**$142**
USES	ScanTech Rollover Equity	$90	$90
	Mars Consolidated Equity	38	38
	Cash to Pro Forma Balance Sheet	66	10
	Estimated Transaction Costs	4	4
	Total Uses	**$199**	**$142**

PRO FORMA ILLUSTRATIVE OWNERSHIP[2]



Mars Public Shareholders 25%
Mars Sponsor 12%
ScanTech Rollover 63%

(1) Assumes no SPAC investors redeem shares for cash in trust in connection with the proposed business combination.
(2) Pro forma share count (i) assumes 80% redemptions, (ii) includes all SPAC rights, and (iii) excludes any ScanTech earn-out shares.
(3) Assumes the completion of a pre-closing recapitalization of ScanTech, including conversion of approximately $70 million of existing indebtedness (as of June 30, 2023) into equity of ScanTech.

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About This Presentation This presentation (“Presentation”) has been prepared in connection making an evaluation with respect to a proposed business combination (the “Transaction”) between Mars Acquisition Corp . (“Mars”) and ScanTech Identification Beam Systems, LLC (“ ScanTech ”) . This Presentation does not purport to contain all of the information that may be required to evaluate a possible Transaction . This Presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice . No representation or warranty, express or implied, is or will be given by Mars or ScanTech or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible Transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto . Accordingly, none of Mars or ScanTech or any of their respective affiliates, directors, officers, employees or advisers or any other person shall be liable for any direct, indirect or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this Presentation and any such liability is expressly disclaimed . 26 Liquidity Disclosure ScanTech is effectively insolvent and does not currently have sufficient funds to execute on its business plan or continue its operations . At June 30 , 2023 , ScanTech had approximately $ 0 . 7 million in current assets and approximately $ 77 million in current liabilities . These include significant obligations to the Internal Revenue Service for unpaid payroll taxes (approximately $ 4 . 5 million) as well as to note holders (approximately $ 80 . 0 million including long - ter m notes , including principal, default penalties and accrued interest), a judgment creditor for approximately $ 1 . 5 million and other third parties including trade payables . Although it is contemplated that certain of ScanTech’s note holders may convert their notes into equity of ScanTech , there can be no assurance that, following the consummation of the business combination, ScanTech will have sufficient working capital to conduct its operations . Among other things, the Business Combination Agreement does not contain any minimum cash requirement as a closing condition, and there is no assurance that any funds will be available to ScanTech immediately following the closing . Accordingly, ScanTech’s obligations to creditors and its other obligations (including, without limitation, the costs associated with ScanTech’s obligations as a public company, including the costs of preparing required SEC filings, the compensation of its directors and executive management team, and the need to procure directors’ and officers’ liability insurance), may prevent ScanTech from being able to devote any funds to its operations following the business combination . There can therefore be no assurance that ScanTech will be able to continue as a going concern . Forward - Looking Statements This Presentation contains forward - looking statements within the meaning of section 27 A of the U . S . Securities Act of 1933 , as amended (the “Securities Act”), and Section 21 E of the U . S . Securities Exchange Act of 1934 (the “Exchange Act”) that are based on beliefs and assumptions and on information currently available to Mars and ScanTech . In some cases, you can identify forward - looking statements by the following words : “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward - looking statements contain these words . Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including, without limitation, projections of market opportunity and market share ; ScanTech’s or Pubco’s business plans, including any plans to expand ; the sources and uses of cash from the proposed transaction ; the anticipated enterprise value of the combined company following the consummation of the proposed transaction ; any benefits of ScanTech’s partnerships, strategies or plans ; anticipated benefits of the proposed transaction ; and expectations related to the terms and timing of the proposed transaction are also forward - looking statements . In addition, in order to be able to execute on its business plan, ScanTech will be required to repay a significant amount of its current liabilities . These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward - looking statements . These statements are based on a combination of facts and factors currently known and projections of the future, which are inh ere ntly uncertain. Neither Mars nor ScanTech can assure you that the forward - looking statements in this communication will prove to be accurate. These forward - looking statements are subject to a number of risks and uncertainties, in cluding, among others: MJ0

Forward - Looking Statements (Cont’d)  the inability of the parties to complete the business combination due to, among other things, ( i ) the failure to obtain required approvals from Mars’ shareholders, ScanTech’s members, or any third parties whose approval is required ; (ii) the failure to timely obtain consent or approvals to the business combination from any governmental agencies or entities whose consent or approval is required (including, without limitation, the Transportation Security Administration (“TSA”), and any required consents or clearances by the Committee on Foreign Investment in the United States ; (iii) ScanTech’s inability to complete its pre - closing recapitalization (including the conversion of approximately $ 70 million of existing indebtedness into equity of ScanTech of which approximately $ 60 million is held by insiders, and other third parties, who have indicated their intention to participate in the conversion) ; or (iv) the inability or failure of Mars or ScanTech to satisfy any of the other closing conditions in the Business Combination Agreement ;  the occurrence of any event that could give rise to the termination of the Business Combination Agreement ;  the inability of the parties to recognize the anticipated benefits of the Business Combination ;  the amount of redemption requests made by Mars’ public shareholders and the risk that all or substantially all of Mars’ shareholders will elect to redeem their shares in connection with the transaction ;  costs and expenses related to the transaction, including the risk that the costs and expenses will exceed current estimates ;  the inability of Pubco to continue as a going concern ;  the risk that the transaction disrupts current plans and operations of ScanTech as a result of the announcement and consummation of the transaction ;  potential claims against ScanTech from vendors and other third parties as a result of prior agreements or other obligations of ScanTech or its affiliates ;  the inability of Mars prior to the transaction, and the Pubco following completion of the transaction, to satisfy and maintain (in the case of the Mars) and to obtain and maintain (in the case of Pubco ) the listing of their respective shares on Nasdaq ;  the outcome of any existing or potential litigation, government or regulatory proceedings ;  the inability of the parties to obtain a transaction financing ;  the possibility that Mars, ScanTech , or Pubco may be adversely affected by other economic, business and/or competitive factors ;  the inability of ScanTech to manufacture, or arrange the manufacturing, of products that may be ordered by customers ;  the inability of ScanTech to retain and increase sales to existing customers, attract new customers and satisfy customers’ requirements ;  competition from larger companies that have greater resources, technology, relationships and/or expertise ;  the future financial performance of the combined company following the transaction and its ability to achieve profitability in the future ;  the inability of ScanTech to satisfy past and future payroll and other obligations and liabilities ;  ScanTech’s significant obligations to the Internal Revenue Service in connection with unpaid federal payroll taxes ;  the fact that ScanTech is technically insolvent and may not have sufficient funds to execute on its business plan or continue its operations, the inability of ScanTech or risk that the combined company will become solvent and continue operations following completion of the transaction ;  the inability of ScanTech and Pubco to complete successful testing of their products ;  the inability of ScanTech’s products to be approved for placement on the qualified products list of the CheckPoint Property Screening System (“CPSS”) program of the TSA (and, if approved, to be granted funds from the CPSS program), and to obtain or maintain any required third - party certificates ;  the risk that ScanTech’s patents will expire or not be renewed ;  the fact that ScanTech’s assets, including its intellectual property, are subject to security interests of creditors, and the loss of such assets, particularly intellectual property, would preclude ScanTech from conducting its business ; and  other risks and uncertainties set forth in documents of Mars or Pubco filed, or to be filed, with the SEC . In light of the significant uncertainties in these forward - looking statements, you should not regard these statements as a representation or warranty by Mars, ScanTech , or Pubco or their respective directors, officers or employees or any other person that Mars, ScanTech or Pubco will achieve their objectives and plans in any specified time frame, or at all . The forward - looking statements in this Presentation represent the views of Mars and ScanTech as of the date of this communication . Subsequent events and developments may cause those views to change . Neither Mars, ScanTech nor Pubco undertakes any obligation to update or revise the forward - looking statements, whether as a result of new information, future events or otherwise . 27MJ0

Industry and Market Data This Presentation contains estimates and other statistical data made by independent parties and by ScanTech relating to market size and growth and other data about ScanTech’s industry . This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates . In addition, projections, assumptions, and estimates of the future performance of the markets in which ScanTech operates are necessarily subject to a high degree of uncertainty and risk . Trademarks and Trade Names This Presentation contains trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners . The use thereof in this Presentation does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM , SM or symbols, but such references are not intended to indicate, in any way, that Mars or ScanTech will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights . No Offer or Solicitation This Presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Mars, ScanTech or Pubco , nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction . No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act . Additional Information In connection with the proposed Business Combination, which will include a preliminary prospectus with respect to its securities to be issued in connection with the Business Combination and a preliminary proxy statement with respect to the extraordinary general meeting at which Mars’ shareholders will be asked to vote on the proposed Business Combination . Each of Mars, Pubco and ScanTech urge investors, shareholders or members, and other interested persons to read, when available, the Form S - 4 , including the proxy statement/prospectus, any amendments thereto, and any other documents filed with the SEC, before making any voting or investment decision because these documents will contain important information about the proposed Business Combination . After the Form S - 4 has been filed and declared effective, Mars will mail the definitive proxy statement/prospectus to shareholders of Mars as of a record date to be established for voting on the Business Combination . Mars’ shareholders will also be able to obtain a copy of such documents, without charge, by directing a request to : Mars Acquisition Corp . , Americas Tower, 1177 Avenue of The Americas, Suite 5100 , New York, New York, 10036 . These documents, once available, can also be obtained, without charge, at the SEC’s website www . sec . gov . Participants in the Solicitation Mars and ScanTech and their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies from Mars’ shareholders with respect to the proposed transaction . Information about the directors and executive officers of Mars is set forth in its final prospectus, dated as of February 13 , 2023 , and filed with the SEC on February 14 , 2023 , and is available free of charge at the SEC’s website at www . sec . gov or by directing a request to : Mars Acquisition Corp . , Americas Tower, 1177 Avenue of The Americas, Suite 5100 , New York, New York 10036 . Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Mars shareholders in connection with the proposed transaction will be set forth in Mars’ and Pubco’s filings with the SEC, including the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the Business Combination when they become available . 28MJ0